UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2016

DNIB UNWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Development Specialists, Inc.

333 South Grand Avenue, Suite 4070

Los Angeles, California 90071

(Address of principal executive offices) (Zip Code)

(213) 617-2717

(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on October 11, 2016, the effective date (the “Effective Date”) of the plan of liquidation, as amended (the “Amended Plan”) of DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) (the “Company”) and one of its subsidiaries (together, the “Debtors”) occurred and all assets of the Company were transferred to the DNIB Liquidating Trust, which is administered by Geoffrey L. Berman, who became the post-confirmation liquidating trustee (the “Liquidating Trustee”), as further described in the Amended Plan.

On November 23, 2016, the Company filed a Notice of Distribution (the “Notice of Distribution”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). As more fully described in the Notice of Distribution, on December 15, 2016, the Liquidating Trustee intends to distribute $8 million to the holders of record at the close of business on August 30, 2016 of the Company’s former common stock (the “Initial Equity Distribution”), with a portion of the Initial Equity Distribution to be held in reserve pending resolution of the Debtors’ objection to a proof of claim filed by one former stockholder. Any objections to the Initial Equity Distribution must be filed with the Bankruptcy Court no later than 4:00 p.m. Eastern Time on November 30, 2016. The full text of the Notice of Distribution is available on the website of Prime Clerk LLC, the Company’s claims agent, at https://cases.primeclerk.com/BIND/.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding distributions to stockholders pursuant to the Amended Plan. These forward-looking statements are based on the Company’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the risk that distributions to stockholders will not be made in the amount or timeframe the Company expects, or at all. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 15, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNIB UNWIND, INC.

Date: November 29, 2016	By:	/s/ Geoffrey L. Berman

Geoffrey L. Berman
Chief Restructuring Officer